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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 26, 2006
                        (Date of earliest event reported)

                            MICRO LINEAR CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-24758                94-2910085
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

                2050 Concourse Drive, San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 433-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 26, 2006, Micro Linear Corporation (the "Company") issued a press release announcing its financial results for the third fiscal quarter and nine months ended October 1, 2006. A copy of the earnings release is furnished herewith as Exhibit 99.1.

         The information in this Current Report, including the press release, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (d) EXHIBITS:

    EXHIBIT
    NUMBER     DESCRIPTION
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    99.1       Press Release dated October 26, 2006 announcing financial results for the third fiscal quarter and nine months ended October 1, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: October 26, 2006


                                                  MICRO LINEAR CORPORATION


                                                  By:  /s/ Michael Schradle
                                                       -------------------------
                                                       Michael Schradle
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number                                 Description
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 99.1     Press Release October 26, 2006 announcing financial results for the third fiscal quarter and nine months ended October 1, 2006.